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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 21, 2005
                                                          --------------


                               FIRST CAPITAL, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

      Indiana                       0-25023                 35-2056949
      -------                       ---------               ----------
(State or other jurisdiction of    (Commission              (IRS Employer
     incorporation)                File Number)             Identification No.)

      220 Federal Drive N.W., Corydon, Indiana              47112
      ----------------------------------------              ------
      (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (812) 738-2198
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01   OTHER EVENTS.
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      As of the close of business on March 1, 2005, First Capital, Inc., the holding company for First Harrison Bank, had 2,596,705 shares of its common stock outstanding. This number supersedes the 2,846,457 amount disclosed in First Capital's definitive proxy statement for the 2005 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 18, 2005.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST CAPITAL, INC.


Dated: March 21, 2005                     By: /s/ William W. Harrod
                                              ----------------------------------
                                              William W. Harrod
                                              President and
                                                 Chief Executive Officer